SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): November 13, 2003

                           PARAGON TECHNOLOGIES, INC.
                 (Exact name of issuer as specified in charter)




         DELAWARE                        1-15729                  22-1643428
State or Other Jurisdiction            (Commission             (I.R.S. Employer
    of Incorporation or                   File                  Identification
       Organization)                     Number)                    Number)


                                600 KUEBLER ROAD
                           EASTON, PENNSYLVANIA 18040
                    (Address of principal executive offices)


                                 (610) 252-3205
              (Registrant's telephone number, including area code)







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Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number                     Description

      99.1 Press Release dated November 13, 2003 announcing financial results for the third quarter and nine months ended September 30, 2003.


Item 12.  Results of Operations and Financial Condition.

         The information under this caption is furnished by Paragon Technologies, Inc. (the "Company") in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On November 13, 2003, the Company issued a press release announcing its financial results for its third quarter and nine months ended September 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

         The press release contains a reference to EBITDA and provides a reconciliation of EBITDA to Net earnings on the face of the consolidated statements of operations. EBITDA is used by investors and analysts as an alternative to GAAP measures when evaluating the Company's performance in comparison to other companies. In order to fully assess our financial operating results, management believes that EBITDA is an appropriate measure of evaluating our operating performance, because it eliminates the effects of financing and accounting decisions. This measure is also significant to institutional lenders, and is considered an important internal benchmark of performance by the Company.

         EBITDA, which is earnings before interest, taxes, depreciation, and amortization, is computed by adding back interest expense, income tax expense, depreciation expense, and amortization expense to net earnings as reported. EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States. EBITDA, as defined above, may not be comparable to similarly titled measures reported by other companies.

                                   Signatures

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PARAGON TECHNOLOGIES, INC.


Date: November 13, 2003                     By: /s/  Leonard S. Yurkovic
                                                --------------------------------
                                                     Leonard S. Yurkovic
                                                     President and CEO


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Exhibit Index

Exhibit Number                     Description

   99.1 Press Release dated November 13, 2003 announcing financial results for the third quarter and nine months ended September 30, 2003.